NEWS RELEASE
Contacts:    KLX Energy Services Holdings, Inc.
Keefer M. Lehner, EVP & CFO
832-930-8066
IR@klx.com

Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
713-529-6600
KLXE@dennardlascar.com

KLX ENERGY SERVICES HOLDINGS, INC. PROVIDES
PRELIMINARY 2023 FULL YEAR AND FOURTH QUARTER RESULTS

HOUSTON - February 26, 2024 - KLX Energy Services Holdings, Inc. (Nasdaq: KLXE) (“KLX”, the “Company”, “we”, “us” or “our”) today announced preliminary financial results for the three months and twelve months ended December 31, 2023.

Preliminary Full Year 2023 Financial and Operational Highlights

•Estimated Revenue range of $887 million to $889 million
•Estimated Net Income range of $18 million to $20 million
•Estimated Adjusted EBITDA range of $136 million to $139 million
•Estimated Cash balance of $113 million, a 96% increase relative to prior year
•Estimated Total Debt of $284 million consistent with prior year at $283 million
•Estimated Net Debt of $172 million, a $54 million or 24% decrease relative to prior year
•Estimated Liquidity of $154 million increased by $53 million or 52% relative to prior year

Preliminary Fourth Quarter 2023 Financial and Operational Highlights

•Estimated Revenue range of $193 million to $195 million
•Estimated Net Loss range of $(10) million to $(8) million
•Estimated Adjusted EBITDA range of $22 million to $25 million

See “Non-GAAP Financial Measures” at the end of this release for a discussion of Adjusted EBITDA, Net Debt, Net Leverage Ratio and their reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

Chris Baker, KLX President and Chief Executive Officer, stated, “2023 was a record year on numerous fronts marked by outstanding operational performance, post-COVID record HSE statistics across our three key measures, financial success, and significant strategic advancements, including the commercialization of numerous proprietary offerings and the consummation of the Greene’s acquisition. KLX managed to grow annual Adjusted EBITDA by 42% compared to 2022 despite a 20% reduction in rig count from the start of the year. We ended 2023 with over $154 million of liquidity, up 52% over the same period, consisting of approximately $113 million of cash and nearly $42 million of available borrowing capacity. We have materially improved our capitalization profile and exited 2023 with a net leverage ratio of approximately 1.2x. We are pleased with our fourth quarter results as KLX generated strong cash flow overcoming both expected and unexpected challenges in the fourth quarter, including reduced seasonal activity during the holiday season and decreased spending due to budget exhaustion. We look forward to discussing our full year 2023 and fourth quarter results in greater detail on our earnings call in March.”

About KLX Energy Services Holdings, Inc.

KLX is a growth-oriented provider of diversified oilfield services to leading onshore oil and natural gas exploration and production companies operating in both conventional and unconventional plays in all of the active major basins throughout the United States. The Company delivers mission critical oilfield services focused on drilling, completion, production, and intervention activities for technically demanding wells from over 50 service and support facilities located throughout the United States. KLX’s complementary suite of proprietary products and specialized services is supported by technically skilled personnel and a broad portfolio of innovative in-house manufacturing, repair and maintenance capabilities. More information is available at www.klx.com.

Forward-Looking Statements and Cautionary Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information to investors. This news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein) includes forward-looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts, including our preliminary estimated financial information disclosed above. When used in this news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein), the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects.

Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by oil and natural gas exploration and production companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; inflation; increases in interest rates; the ongoing conflict in Ukraine and its continuing effects on global trade; the ongoing conflict in Israel; supply chain issues; and other risks and uncertainties listed in our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Information Regarding Preliminary Results

The preliminary estimated financial information contained in this news release reflects management’s estimates based solely upon information available to it as of the date of this news release and is not a comprehensive statement of the Company’s financial results for the three and twelve months ended December 31, 2023. The information presented herein should not be considered a substitute for full unaudited financial statements for the three and twelve months ended December 31, 2023, or audited financial statements for the fiscal year ended December 31, 2023, once they become available and should not be regarded as a representation by the Company or its management as to its actual financial results for the three and twelve months ended December 31, 2023. The ranges for the preliminary estimated financial results described above constitute forward-looking statements. The preliminary estimated financial information presented herein is subject to change, and the Company’s actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

Non-GAAP Financial Measures

This release includes Net Debt, Adjusted EBITDA, Unlevered and Levered Free Cash Flow and Net Leverage Ratio measures. Each of the metrics are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934.

We define Net Debt as Total Debt less cash and cash equivalents. We believe that Net Debt provides useful information to investors because it is an important indicator of the Company’s indebtedness.

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions and (v) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company’s leverage ratio, consistent with the terms of the Company’s asset-based lending facility.

We believe Adjusted EBITDA is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

We define Levered Free Cash Flow as net cash provided by operating activities less capital expenditures and proceeds from sale of property and equipment and we define Unlevered Free Cash Flow as net cash provided by operating activities less capital expenditures and proceeds from sale of property and equipment plus interest expense. Our management uses Levered and Unlevered Free Cash Flow to assess the Company’s liquidity and ability to repay maturing debt, fund operations and make additional investments. We believe that each of Levered and Unlevered Free Cash Flow provides useful information to investors because it is an important indicator of the Company’s liquidity, including its ability to reduce net debt and make strategic investments.

We define Net Leverage Ratio as Total Debt less cash and cash equivalents, divided by Adjusted EBITDA. We believe that Net Leverage Ratio provides useful information to investors because it is an important indicator of the Company’s indebtedness in relation to its operating performance.

The following tables present a reconciliation of the non-GAAP financial measures of Net Debt, Adjusted EBITDA, Levered and Unlevered Free Cash Flow and Net Leverage Ratio to the most directly comparable GAAP financial measures for the periods indicated:

KLX Energy Services Holdings, Inc.
Selected Financial Information
(In millions of U.S. dollars)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Revenue	$887.4	$889.4

KLX Energy Services Holdings, Inc.
Selected Financial Information
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended December 31, 2023
	Low	High
Revenue	$193.2	$195.2

KLX Energy Services Holdings, Inc.
Reconciliation of Net Debt(1)
(In millions of U.S. dollars)
(Unaudited)

As of December 31, 2023
Total Debt	$284.3
Cash	112.5
Net Debt	$171.8
(1) Net Debt is defined as Total Debt less cash and cash equivalents.

KLX Energy Services Holdings, Inc.
Reconciliation of Consolidated Net Income to Adjusted EBITDA
(In millions of U.S. dollars)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Consolidated Net Income (1)	$18.2	$20.2
Income tax expense	3.0	3.0
Interest expense, net	34.7	34.7
Operating income	55.9	57.9
Bargain purchase gain	(1.9)	(1.9)
One-time costs (2)	6.3	7.3
Adjusted operating income	60.3	63.3
Depreciation and amortization	72.8	72.8
Non-cash compensation	3.0	3.0
Adjusted EBITDA (1)	$136.1	$139.1
(1) Cost of sales includes $8.3 of lease expense associated with five coiled tubing unit leases.
(2) The one-time costs during the fourth quarter of 2023 relate to non-recurring facility costs and professional services.

KLX Energy Services Holdings, Inc.
Reconciliation of Consolidated Net Loss to Adjusted EBITDA
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended December 31, 2023
	Low	High
Consolidated Net Loss (1)	$(10.2)	$(8.2)
Income tax expense	2.8	2.8
Interest expense, net	8.4	8.4
Operating income	1.0	3.0
One-time costs (2)	—	1.0
Adjusted operating income	1.0	4.0
Depreciation and amortization	19.8	19.8
Non-cash compensation	0.7	0.7
Adjusted EBITDA (1)	$21.5	$24.5
(1) Quarterly cost of sales includes $2.0 of lease expense associated with five coiled tubing unit leases.
(2) The one-time costs during the fourth quarter of 2023 relate to non-recurring facility costs and professional services.

KLX Energy Services Holdings, Inc.
Reconciliation of Net Cash Flow Provided by Operating Activities to Free Cash Flow
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended December 31, 2023
	Low	High
Net cash flow provided by operating activities	$38.1	$39.1
Capital expenditures	(13.3)	(12.3)
Proceeds from sale of property and equipment	3.0	3.0
Levered free cash flow	27.8	29.8
Add: Interest expense, net	8.4	8.4
Unlevered free cash flow	$36.2	$38.2

KLX Energy Services Holdings, Inc.
Reconciliation of Net Leverage Ratio
(In millions of U.S. dollars)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Adjusted EBITDA	$136.1	$139.1
Net Debt	171.8	171.8
Net Leverage Ratio (1)	1.3	1.2
(1) Net Leverage Ratio is defined as Net Debt divided by Adjusted EBITDA.

Other Information

KLX Energy Services Holdings, Inc.
Revenue by Segment
(In millions of U.S. dollars)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Rocky Mountains	$271.0	$271.6
Southwest	304.6	305.2
Northeast/Mid-Con	311.8	312.6

KLX Energy Services Holdings, Inc.
Consolidated SG&A Margin (1)
(In millions of U.S. dollars)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Selling, general and administrative expenses	$86.2	$87.2
Revenue	887.4	889.4
SG&A Margin Percentage	9.7%	9.8%
(1) SG&A Margin is defined as the quotient of selling, general and administrative expenses and total revenue.